OTHER ASSETS	12 Months Ended
Dec. 31, 2023
Subclassifications of assets, liabilities and equities [abstract]
OTHER ASSETS	OTHER ASSETS

The Company has resale agreements with customers, among which some contracts consist on billing customers and receiving invoices from suppliers based on a billing schedule established in the subscription and other resales contracts. Therefore, the outstanding balance of other assets includes the right to consideration related to subscriptions and other resales that have not yet been invoiced by the Company, and trade payables includes the accrual of expenses for the cost that has not yet been invoiced by the suppliers.

The outstanding balance of other assets as of December 31, 2023 and 2022 is as follows:

	As of December 31,
	2023	2022
Current
Unbilled Subscriptions	22,685	15,197
Other resales contracts	9,068	—
TOTAL	31,753	15,197

Non-current
Unbilled Subscriptions	4,088	10,657
TOTAL	4,088	10,657